united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Grant Park Managed Futures Strategy Fund

Class A shares: GPFAX	Class C shares: GPFCX	Class I shares: GPFIX

Class N shares: GPFNX

Grant Park Multi Alternative Strategies Fund

Class A shares: GPAAX	Class C shares: GPACX	Class I shares: GPAIX

Class N shares: GPANX

Grant Park Absolute Return Fund

Class A shares: GPHAX	Class C shares: GPHCX	Class I shares: GPHIX

Class N shares: GPHNX

Grant Park Fixed Income Fund

Class I shares: GPCIX

Annual Report

September 30, 2015

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

Consider your alternatives. Invest smarter.®	Grant Park Liquid alternative Strategies

Grant Park Managed Futures Strategy Fund	Shareholder Letter
October 1, 2014 - September 30, 2015
Unaudited

Performance Review

From October through December 2014, the Fund’s positive returns were driven by short exposure in the currency and energies markets. Investments gained value as quantitative easing initiatives announced in Japan and Europe further devalued the associated currencies. In the energy sector, falling prices added to returns as crude oil prices continued to decline in reaction to the excessive growth in supplies. As international currencies fell in value, the dollar strengthened. Long positions in the U.S. dollar gained value as quantitative easing expanded. Long positions in the fixed income markets were profitable throughout the quarter and helped to offset uneven performance in the global equity indices markets.

Positive performance continued through March 2015. Long exposure to the U.S. and European fixed-income markets drove performance as markets reacted to uncertainty about the global economy, confusion about the resolution of the Greece crisis and doubts the U.S. would raise interest rates as expected. Collectively, those factors caused investors to seek less-risky investments and prices in the fixed income markets rose as demand increased. Similarly, short positions in the euro and British pound gained value as quantitative easing expanded in the U.K. and Europe. Long-equities exposure benefited the Fund as equities markets rose in February following strong corporate earnings reports; the markets fell during March and offset a portion of the sector’s accumulated gains. Short exposure to energies markets lost value as prices rose while domestic production decreased and demand forecasts rose.

The period from April through June 2015 was marked by sharp price reversals across multiple global markets and drove the Fund’s negative quarterly performance. The energy sector was the worst sector in the quarter as production fell in the U.S. and the conflict between Saudi Arabia and Yemen reduced supply forecasts. These factors drove prices higher and against the Fund’s short exposure. In the fixed-income markets, U.S. Treasury and German Bund markets moved lower and against the Fund’s long exposures. The Fund partially offset losses with gains in the currency sector, led by long positions in the U.S. dollar and British Pound and by short exposure to the Japanese yen.

Performance during the July through September 2015 period was mixed, although positive performance in July and September could not offset sharply negative performance in August. The currency markets drove positive performance during July in reaction to strong data about the U.S. economy. August, however, was marked by severe volatility in the equity markets, where prices fell sharply on concerns about the Chinese economy and U.S. monetary policy. The factors that drove equity markets lower in August fueled positive performance in the Fund’s long, fixed-income positions during September. Bearish views on the global economy increased demand for safe-haven assets and debt prices rose. The U.S. dollar fell after the Federal Reserve announced it would not raise rates as expected; that action moved the value of the dollar lower and partially offset the month’s positive performance.

Overall, the one-year performance for the Grant Park Managed Futures Strategy Fund for the period ended September 30, 2015 is:

	With Load	Without Load
Class A	-3.96%	1.95%
Class C	1.12%	1.12%
Class I	2.29%	2.29%
Class N	1.95%	1.95%
Barclays Capital U.S. Aggregate Bond Index		0.88%

Investment Outlook

The “directionally divergent” fiscal and monetary policies currently pursued by the leading global economies should continue to offer numerous investment opportunities. While the Federal Reserve delayed its long-awaited rate hike, the European Central Bank has expanded its quantitative easing program. Similarly, the Bank of Japan continues to execute its aggressive economic stimulus program. This divergence in global monetary policy can position global markets to return to their pre-crisis levels of non correlation. As that transition evolves, we expect the price movements in the markets to continue to resume their historical performance and to move away from the “risk on/risk off” environment that has become the defining characteristic of the world markets since 2009. The easing of the “financial repression” of financial markets by governments around the globe is a necessary and welcome prospect looking ahead to 2016 and beyond.

The non-quantitative factor of extraordinary geopolitical events that can swiftly arise and dislocate financial markets has been and remains a factor that is likely to periodically impact the investment environment. These events, including civil unrest in Europe, the Middle East, and Asia are likely to continue and to reinforce an investor preference for high-quality, safe-haven assets across the financial and commodity sectors where the Fund invests. These events, coupled with the policy changes mentioned above, have resulted in, and should continue to cause, a higher level of volatility in the markets than investors have recently experienced. Patience and an acceptance of these elevated levels of volatility should be rewarding to investors.

We remain convinced a diversified, actively managed, and disciplined investment methodology with strong risk management represents the best method for investing in a dynamic, global environment.

We appreciate your support and commitment to the Fund.

555 W. Jackson Blvd., Ste 600 | Chicago, IL 60661 | 866.217.9584 | grantparkfunds.com | cs@grantparkfunds.com	3779-NLD-11/04/2015

Consider your alternatives. Invest smarter.®	Grant Park Liquid alternative Strategies

Grant Park Multi Alternative Strategies Fund	Shareholder Letter
October 1, 2014 - September 30, 2015
Unaudited

Performance Review

The Fund experienced positive performance throughout the October through December 2014 period, driven by the Dynamic Commodity Strategy where short crude oil exposure capitalized on steep price declines throughout the quarter. The Long/Short Global Financials Strategy also contributed to positive performance as long fixed-income and long U.S. dollar positions profited as investor concerns rose concerning financial stability abroad and because of the weakness in the Euro and Japanese yen which was created by extensive quantitative easing initiatives.

Positive performance continued during the January through March 2015 period, as the Long/Short Global Financials and Upside Capture Strategies effectively identified profitable investment opportunities. In particular, short positions in the currency markets profited on declines in the euro and British pound and on strength in the U.S. dollar that followed the Federal Reserve’s statements about the timing of future interest rate increases. The Upside Capture Strategy also contributed to positive performance. Long positions in the global equity markets gained value during an extended uptrend that was driven by speculation the U.S. would maintain an accommodative monetary policy until at least the second half of the year. Performance for the quarter was modestly offset by losses from the Dynamic Commodities Strategy when crude oil prices broke recent downtrends and reversed higher and against the Fund’s short exposure.

Performance during the April through June 2015 period was transitional- unchanged during April, slightly positive in May and sharply negative in June as dominant investor sentiment reacted to increased uncertainty about the strength of the global economy. During June, increased volatility and sharp price reversals roiled the global financial markets. The reality of weak economic growth across the world’s largest economies provided the primary factor throughout the quarter. The Greek crisis continued to escalate as unmovable deadlines loomed and world markets reacted with palpable fear as the risk of the devolution of the Eurozone, the loss of the integrity of the euro and the risk of contagion across Europe dominated the investing foreground.

The July through September 2015 period was negative, as the uncertainty that began during June eased during July before it drove financial markets sharply lower during August. The Upside Capture Strategy, which only invests in long-only positions, experienced negative performance as widespread concerns about China’s economic growth and uncertainty about the U.S. monetary policy unsettled investors and prices moved sharply lower. The Fund’s long fixed-income positions, however ,were driven higher by the same factors and offset a large portion of Upside losses. The commodity markets also generated minor losses in July when strong supply forecasts moved prices lower and against the Fund’s long positions.

Despite the multiple, extreme price reversals experienced during the reporting period, the overall, one-year performance for the Grant Park Multi Alternative Strategies Fund for the period ended September 30, 2015 is:

	With Load	Without Load
GPAAX	-0.86%	5.23%
GPACX	4.52%	4.52%
GPAIX	5.59%	5.59%
GPANX	5.39%	5.39%
S&P 500 TR		-2.47%

Investment Outlook

The “directionally divergent” fiscal and monetary policies currently pursued by the leading global economies should continue to offer numerous investment opportunities. While the Federal Reserve appears to have paused on the timing of its long awaited rate hikes the European Central Bank has moved all in on its Quantitative Easing program. At the same time the Bank of Japan seems ready to continue its stimulus program as its key price gauge fell in August 2015. The implementation of these programs, if successful, could and should have a positive effect on certain markets in the upside capture program. Additionally the other three actively managed programs could benefit if global markets sectors continue to diverge from the risk on/risk off trade that has been the defining characteristic of world markets since 2009. On a go forward basis divergence of monetary and fiscal policy should help the actively managed programs while QE, if continued, should help the Upside Capture program.

The non-quantitative factor of extraordinary geopolitical events that can swiftly arise and dislocate financial markets has been and remains a factor that is likely to periodically impact the investment environment. These events, including civil unrest in Europe, the Middle East, and Asia are likely to continue and to reinforce an investor preference for high-quality, safe-haven assets across the financial and commodity sectors where the Fund invests. These events, coupled with the policy changes mentioned above, has resulted in and should continue to cause a higher level of volatility in the markets than investors have recently experienced. Patience and an acceptance of these elevated levels of volatility should be rewarding to investors.

We remain convinced a diversified, actively managed, and disciplined investment methodology with strong risk management represents the best method for investing in a dynamic, global environment.

We appreciate your support and commitment to the Fund.

555 W. Jackson Blvd., Ste 600 | Chicago, IL 60661 | 866.217.9584 | grantparkfunds.com | cs@grantparkfunds.com	3780-NLD-11/04/2015

Consider your alternatives. Invest smarter.®	Grant Park Liquid alternative Strategies

Grant Park Absolute Return Fund	Shareholder Letter
April 30, 2015 - September 30, 2015
Unaudited

Performance Review

The Fund began trading April 30, 2015. During the May 2015 through July 2015 period, the escalation of the situation concerning how to resolve the Greek debt crisis created sharp reversals in the U.S. and European equity markets, which are the sole markets in which the Fund invests. Equity markets reacted violently to multiple news cycles about the crisis and the Fund’s performance during this period was negative, as the Fund’s quantitative investment strategies are based on the understanding of price trends within its target markets. The Fund’s risk management strategy liquidates positions to reduce excessive losses, which is reflected in the Fund’s negative performance during its initial operating period. Performance during the months of August 2015 and September 2015 was positive, as the equity markets operated in reaction to economic information, instead of in response to geopolitical events.

The overall performance for the Grant Park Absolute Return Fund for the period ended September 30, 2015 is:

Without Load
GPHIX	-3.90%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Investment Outlook

The “directionally divergent” fiscal and monetary policies currently pursued by the leading global economies should continue to offer numerous investment opportunities. While the Federal Reserve appears to have paused on the timing of its long awaited rate hikes the European Central Bank has moved all in on its Quantitative Easing program. At the same time the Bank of Japan seems ready to continue its stimulus program as its key price gauge fell in August 2015. The implementation of these programs, if successful, could and should have a positive effect on certain markets in the upside capture program. Additionally the other three actively managed programs could benefit if global markets sectors continue to diverge from the risk on/risk off trade that has been the defining characteristic of world markets since 2009. On a go forward basis divergence of monetary and fiscal policy should help the actively managed programs while QE, if continued, should help the Upside Capture program.

The non-quantitative factor of extraordinary geopolitical events that can swiftly arise and dislocate financial markets has been and remains a factor that is likely to periodically impact the investment environment. These events, including civil unrest in Europe, the Middle East, and Asia are likely to continue and to reinforce an investor preference for high-quality, safe-haven assets across the financial and commodity sectors where the Fund invests. These events, coupled with the policy changes mentioned above, have resulted in and should continue to cause a higher level of volatility in the markets than investors have recently experienced. Patience and an acceptance of these elevated levels of volatility should be rewarding to investors.

We remain convinced a diversified, actively managed, and disciplined investment methodology with strong risk management represents the best method for investing in a dynamic, global environment.

We appreciate your support and commitment to the Fund.

3851-NLD-11/30/2015

555 W. Jackson Blvd., Ste 600 | Chicago, IL 60661 | 866.217.9584 | grantparkfunds.com | cs@grantparkfunds.com

Consider your alternatives. Invest smarter.®	Grant Park Liquid alternative Strategies

Grant Park Fixed Income Fund	Shareholder Letter
August 1, 2015 - September 30, 2015
Unaudited

Performance Review

The Fund began trading during August 2015. The investments made during the August 2015 and September 2015 period were directed across the Fund’s three investment strategies and were executed in a disciplined, systematic manner. The Fund’s portfolio as of September 30, 2015 reflects the Fund’s comprehensive fixed income strategies. Performance has been within the expected ranges, producing a -0.10% return during August 2015 and +0.20% return during September. This stability in returns is indicative of the nature of the Fund’s investments, which are concentrated on highly liquid, high-quality, short-term duration securities and instruments. During the same period, the overall Fixed Income markets were roiled by the Federal Reserve’s indecision about the timing of an expected interest rate hike. The Fund’s commitment to the preservation of capital and pursuit of modest returns was rewarded.

The overall performance for the Grant Park Fixed Income Fund for the period ended September 30, 2015 is:

Without Load
GPCIX	0.10%
Barclays Capital U.S. Treasury 1-3 Year Index	0.26%

Investment Outlook

The “directionally divergent” fiscal and monetary policies currently pursued by the leading global economies should continue to offer numerous investment opportunities. While the Federal Reserve appears to have paused on the timing of its long awaited rate hikes the European Central Bank has moved all in on its Quantitative Easing program. At the same time the Bank of Japan seems ready to continue its stimulus program as its key price gauge fell in August 2015. The implementation of these programs, if successful, could and should have a positive effect on certain markets in the upside capture program. Additionally the other three actively managed programs could benefit if global markets sectors continue to diverge from the risk on/risk off trade that has been the defining characteristic of world markets since 2009. On a go forward basis divergence of monetary and fiscal policy should help the actively managed programs while QE, if continued, should help the Upside Capture program.

The non-quantitative factor of extraordinary geopolitical events that can swiftly arise and dislocate financial markets has been and remains a factor that is likely to periodically impact the investment environment. These events, including civil unrest in Europe, the Middle East, and Asia are likely to continue and to reinforce an investor preference for high-quality, safe-haven assets across the financial and commodity sectors where the Fund invests. These events, coupled with the policy changes mentioned above, has resulted in and should continue to cause a higher level of volatility in the markets than investors have recently experienced. Patience and an acceptance of these elevated levels of volatility should be rewarding to investors.

We remain convinced a diversified, actively managed, and disciplined investment methodology with strong risk management represents the best method for investing in a dynamic, global environment.

We appreciate your support and commitment to the Fund.

3850-NLD-11/30/2015

555 W. Jackson Blvd., Ste 600 | Chicago, IL 60661 | 866.217.9584 | grantparkfunds.com | cs@grantparkfunds.com

Grant Park Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmarks:

			Inception** -
	One Year	Three Year	September 30, 2015
Grant Park Managed Futures Strategy Fund - Class A	1.95%	(1.88)%	(1.98)%
Grant Park Managed Futures Strategy Fund - Class A with load	(3.96)%	(3.80)%	(3.24)%
Grant Park Managed Futures Strategy Fund - Class C	1.12%	(2.62)%	(2.71)%
Grant Park Managed Futures Strategy Fund - Class I	2.29%	(1.62)%	(1.72)%
Grant Park Managed Futures Strategy Fund - Class N	1.95%	(1.88)%	(1.98)%
S&P 500 Total Return Index	(0.61)%	12.40%	4.32%
Barclays Capital U.S. Government/Corporate Long Bond Index	3.66%	2.30%	8.22%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.23% for Class A shares, 2.99% for Class C shares, 1.99% for Class I shares, and 2.23% for Class N shares per the Prospectus dated January 28, 2015. Class A Shares are subject to a maximum sales charge of 5.75% on purchases and a maximum deferred sales charge of 1.00%. The Fund’s adviser has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is March 4, 2011.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors can not invest directly in an index.

The Barclays Capital U.S. Government/Corporate Long Bond Index measures the performance of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate bonds with maturities longer than 10 years. Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2015

Holdings by type of investment	% of Net Assets at Value
Mutual Fund	41.7%
Bonds & Notes	14.3%
Short Term Investments	22.2%
Other Assets Less Liabilities - Net	21.8%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Grant Park Multi Alternative Strategies Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

		Inception** -
	One Year	September 30, 2015
Grant Park Multi Alternative Strategies Fund - Class A	5.23%	6.34%
Grant Park Multi Alternative Strategies Fund - Class A with load	(0.86)%	2.80%
Grant Park Multi Alternative Strategies Fund - Class C	4.52%	5.64%
Grant Park Multi Alternative Strategies Fund - Class I	5.59%	6.71%
Grant Park Multi Alternative Strategies Fund - Class N	5.39%	6.48%
Barclays Capital U.S. Government/Corporate Long Bond Index	3.66%	9.37%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 4.37% for Class A shares, 4.77% for Class C shares, 4.85% for Class I shares, and 4.34% for Class N shares per the Prospectus dated January 28, 2015. Class A Shares are subject to a maximum sales charge of 5.75% on purchases and a maximum deferred sales charge of 1.00%. The Fund’s adviser has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is December 31, 2013.

The Barclays Capital U.S. Government/Corporate Long Bond Index measures the performance of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate bonds with maturities longer than 10 years.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2015

Holdings by type of investment	% of Net Assets at Value
Mutual Fund	35.8%
Exchange Traded Funds	39.4%
Short-Term Investments	20.3%
Other Assets Less Liabilities - Net	4.5%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Grant Park Absolute Return Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the period ended September 30, 2015, as compared to its benchmark:

Inception** -
September 30, 2015
Grant Park Absolute Return Fund - Class A	(4.00)%
Grant Park Absolute Return Fund - Class A with load	(9.52)%
Grant Park Absolute Return Fund - Class C	(4.30)%
Grant Park Absolute Return Fund - Class I	(3.90)%
Grant Park Absolute Return Fund - Class N	(4.00)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.65% for Class A shares, 3.40% for Class C shares, 2.40% for Class I shares, and 2.65% for Class N shares per the Prospectus dated April 30, 2015. Class A Shares are subject to a maximum sales charge of 5.75% on purchases and a maximum deferred sales charge of 1.00%. The Fund’s adviser has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is April 30, 2015.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2015

Holdings by type of investment	% of Net Assets at Value
Mutual Fund	67.8%
Short-Term Investments	27.4%
Other Assets Less Liabilities - Net	4.8%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Grant Park Fixed Income Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures* for the period ended September 30, 2015, as compared to its benchmark:

Inception** -
September 30, 2015
Grant Park Fixed Income Fund - Class I	0.10%
Barclays Capital U.S. Treasury 1-3 Year Index	0.26%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 0.45% for Class I shares per the Prospectus dated July 31, 2015. The Fund’s adviser has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is July 31, 2015.

The Barclays Capital U.S. Treasury 1-3 Year Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.

Comparison of the Change in Value of a $5,000,000 Investment

Portfolio Composition as of September 30, 2015

Holdings by type of investment	% of Net Assets at Value
Exchange Traded Funds	28.4%
Bonds & Notes	64.5%
Short-Term Investments	10.7%
Liabilities in Excess of Other Assets	(3.6)%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares				Value
	MUTUAL FUND - 41.7%
	DEBT FUND - 41.7%
2,330,731	Grant Park Fixed Income Fund * ^ (Cost - $23,300,000)			$23,330,615

Par Value		Coupon Rate (%)	Maturity
	BONDS & NOTES - 14.3%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.3%
$8,000,000	Federal Home Loan Banks (Cost- $8,003,634)	0.5000	11/20/2015	8,003,744

Shares
	SHORT-TERM INVESTMENTS - 22.2%
	MONEY MARKET FUND - 22.2%
12,388,000	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, to yield 0.04% **			12,388,000
	TOTAL SHORT-TERM INVESTMENTS (Cost - $12,388,000)

	TOTAL INVESTMENTS - 78.2% (Cost - $43,691,634) (a)			$43,722,359
	OTHER ASSETS LESS LIABILITIES - NET - 21.8%			12,213,571
	NET ASSETS - 100.0%			$55,935,930

*	Non-income producing security.

^	Affiliated Investment Company.

**	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2015. A portion represents positions held in GPMFS Fund Limited.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $43,691,634 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$30,725
Unrealized depreciation:	—
Net unrealized appreciation:	$30,725

Unrealized
Gain / (Loss)
LONG SWAP (1)
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of commodity trading advisor (CTA) programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs. The swap was effective on August 17, 2012 and has a term of five years therefrom unless earlier terminated. In addition, the swap provides for a 0.50% per annum notional fee to Deutsche Bank. (Notional Value $91,307,099)	$4,639,020
Total Unrealized Appreciation on Swap Contract	$4,639,020

(1)	This investment is a holding of GPMFS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	MUTUAL FUND - 35.8%
	DEBT FUND - 35.8%
4,229,781	Grant Park Fixed Income Fund * ^ (Cost - $42,300,000)	$42,340,108

	EXCHANGE TRADED FUNDS - 39.4%
	EQUITY FUNDS - 39.4%
24,096	iShares Core S&P 500 ETF	4,643,540
86,339	iShares MSCI ACWI ETF	4,657,126
119,628	iShares MSCI ACWI ex US ETF	4,671,473
81,348	iShares MSCI EAFE ETF	4,662,867
97,908	iShares MSCI EAFE Small-Cap ETF	4,677,065
143,818	iShares MSCI Emerging Markets ETF	4,714,354
43,321	iShares Russell 1000 ETF	4,637,513
41,900	iShares Russell 2000 ETF	4,575,480
29,681	iShares Russell Mid-Cap ETF	4,617,176
65,655	iShares U.S. Real Estate ETF	4,658,225
	TOTAL EXCHANGE TRADED FUNDS (Cost - $50,159,938)	46,514,819

	SHORT-TERM INVESTMENTS - 20.3%
	MONEY MARKET FUND - 20.3%
23,951,056	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, to yield 0.04% **	23,951,056
	TOTAL SHORT-TERM INVESTMENTS - (Cost - $23,951,056)

	TOTAL INVESTMENTS - 95.5% (Cost - $116,410,994) (a)	$112,805,983
	OTHER ASSETS LESS LIABILITIES - NET - 4.5%	5,355,062
	NET ASSETS - 100.0%	$118,161,045

*	Non-income producing security.

^	Affiliated Investment Company.

**	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2015. A portion represents positions held in GPMAS Fund Limited.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $116,725,947 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$40,108
Unrealized depreciation:	(3,960,072)
Net unrealized depreciation:	$(3,919,964)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

LONG FUTURES CONTRACTS

Long		Underlying Face Amount at
Contracts	Description	Value *	Unrealized Gain/(Loss)
678	3 Mo EuroYen TFX Jun 2016	(15,101)	$15,101
1,350	3 Mo Sterling (Short Sterling) Dec 2016	(413,827)	413,827
1,418	3 Month Euro (Euribor) Dec 2016	231,842	231,842
137	3 Year AUD Government Bond Dec 2015	4,657	4,657
1,435	90 Day Euro $ Future Jun 2017	642,850	642,850
971	10 YR Mini JBG Future Dec 2015	494,557	494,557
42	Cocoa Dec 2015 +	1,400,640	(92,760)
40	Euro-Bund Future Dec 2015 +	6,833,147	138,550
13	Euro Fx Future Dec 2015 +	1,869	1,869
104	Gold Dec 2015 +	10,825,224	(156,560)
134	Long Gilt Future Dec 2015 +	24,026,588	137,450
59	Rough Rice Futures Jan 2016 +	6,833,147	(15,930)
35	US 5 Yr Note Dec 2015 +	4,912,950	5,086
55	US 10 Yr Future Dec 2015 +	5,826,268	8,845
90	US Long Bond Future Dec 2015 +	11,920,974	(153,950)
79	World Sugar #11 Mar 2016 +	83,247	46,536
	Net Unrealized Appreciation from Open Long Futures Contracts		$1,721,970

SHORT FUTURES CONTRACTS

Short		Underlying Face Amount at
Contracts	Description	Value *	Unrealized Gain/(Loss)
33	Australian Dollar Future Dec 2015 +	32,340	$(32,340)
25	British Pound Future Dec 2015 +	1,368	1,368
60	Canadian Dollar Future Dec 2015 +	32,525	32,525
82	Corn Future Dec 2015 +	1,589,775	(70,600)
80	Cotton Dec 2015 +	2,417,600	37,950
14	Crude Oil Future Nov 2015 +	631,260	13,580
23	Dollar Index Future Dec 2015 +	2,219,040	360
39	Feeder Cattle Nov 2015 +	234,962	234,962
83	Frozen Concentrated OJ Nov 2015 +	1,314,098	70,762
24	FTSE 100 Index Dec 2015	11,466	11,466
13	Gas Oil Future Nov 2015 +	576,000	325
7	Gasoline RBOB Nov 2015 +	401,810	(6,833)
20	Lumber Future Nov 2015 +	504,240	(11,066)
136	Mexican Peso Future Dec 2015 +	(5,170)	(5,170)
76	Natural Gas Future Nov 2015 +	1,918,240	90,730
58	New Zealand Dollar Future Dec 2015 +	(60,725)	(60,725)
48	Platinum Future Jan 2016 +	2,181,840	76,800
8	Soybean Meal Dec 2015 +	247,200	(4,060)
94	Soybean Oil Future Dec 2015 +	1,541,976	(10,620)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

SHORT FUTURES CONTRACTS (Continued)

Short		Underlying Face Amount at
Contracts	Description	Value *	Unrealized Gain/(Loss)
42	Swiss Franc Future Dec 2015 +	8,712	$8,712
309	Three Month Euro Swiss Franc Sep 2016	(64,630)	(64,630)
19	Wheat Future Dec 2015 +	487,113	(18,250)
	Net Unrealized Appreciation from Open Short Futures Contracts		$295,246
	Total Net Unrealized Appreciation from Open Futures Contracts		$2,017,216

+	This investment is a holding of GPMAS Fund Limited.

*	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	MUTUAL FUND - 67.8%
	DEBT FUND - 67.8%
130,050	Grant Park Fixed Income Fund * ^ (Cost - $1,300,000)	$1,301,801

	SHORT-TERM INVESTMENTS - 27.4%
	MONEY MARKET FUND - 27.4%
527,703	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, to yield 0.04% **	527,703
	TOTAL SHORT-TERM INVESTMENTS (Cost - $527,703)

	TOTAL INVESTMENTS - 95.2% (Cost - $1,827,703) (a)	$1,829,504
	OTHER ASSETS LESS LIABILITIES - NET - 4.8%	91,613
	NET ASSETS - 100.0%	$1,921,117

*	Non-income producing security.

^	Affiliated Investment Company.

**	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,827,703 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,801
Unrealized depreciation:	—
Net unrealized appreciation:	$1,801

SHORT FUTURES CONTRACTS

Short		Underlying Face Amount at	Unrealized
Contracts	Description	Value *	Gain/(Loss)
3	Euro STOXX 50 Dec 2015	(1,116)	$(1,116)
2	FTSE 100 Index Dec 2015	257	257
1	Nasdaq 100 E-Mini Dec 2015	(430)	(430)
2	S&P E-Mini Future Dec 2015	(1,687)	(1,687)
	Net Unrealized Depreciation from Open Short Futures Contracts		$(2,976)

*	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares				Value
	EXCHANGE TRADED FUNDS - 28.4%
	DEBT FUNDS - 28.4%
67,296	iShares Short Maturity Bond ETF			$3,370,857
11,331	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund			1,141,598
87,200	SPDR Barclays Short Term Corporate Bond ETF			2,661,344
77,050	SPDR Barclays Short Term High Yield Bond ETF			2,075,727
122,082	Vanguard Short-Term Corporate Bond ETF			9,731,156
	TOTAL EXCHANGE TRADED FUNDS (Cost - $19,002,305)			18,980,682

		Coupon Rate
Par Value		(%)	Maturity
	BONDS & NOTES - 64.5%
	AUTO MANUFACTURERS - 2.2%
$1,500,000	Ford Motor Credit Co. LLC	1.700	5/6/2016	1,504,476

	BANKS - 11.5%
1,700,000	Bank of America Corp.	6.050	5/16/2016	1,748,839
2,000,000	Citigroup Inc.	5.850	8/2/2016	2,076,422
1,800,000	JPMorgan Chase Bank NA	5.875	6/13/2016	1,859,641
2,000,000	SunTrust Banks Inc.	3.600	4/15/2016	2,025,022
				7,709,924
	COMPUTERS - 1.9%
1,227,000	Hewlett-Packard Co.	2.650	6/1/2016	1,240,854

	MISCELLANEOUS MANUFACTUR - 3.1%
2,000,000	Textron Inc.	4.625	9/21/2016	2,058,302

	TELECOMMUNICATIONS - 2.6%
1,750,000	AT&T Inc.	2.400	8/15/2016	1,769,926

	TRUCKING & LEASING - 1.7%
1,116,000	GATX Corp.	3.500	7/15/2016	1,133,647

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 41.5%
3,000,000	Federal Farm Credit Banks	1.300	8/10/2018	3,008,652
2,000,000	Federal Farm Credit Banks	1.690	8/12/2019	2,002,794
1,000,000	Federal Farm Credit Banks	1.730	8/12/2019	1,006,182
700,000	Federal Farm Credit Banks	1.670	8/26/2019	703,714
3,000,000	Federal Home Loan Banks	1.250	8/24/2018	3,004,389
3,050,000	Federal Home Loan Banks	1.280	8/24/2018	3,055,960
2,000,000	Federal Home Loan Mortgage Corp.	1.200	9/28/2018	2,002,186
500,000	Federal Home Loan Mortgage Corp.	1.300	12/28/2018	500,529

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

		Coupon Rate
Par Value		(%)	Maturity	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Continued) - 41.5%
$3,000,000	Federal Home Loan Mortgage Corp.	1.450	8/27/2018	$3,005,265
3,000,000	Federal Home Loan Mortgage Corp.	1.350	8/17/2018	3,009,210
3,000,000	Federal Home Loan Mortgage Corp.	1.300	8/27/2018	3,005,187
2,500,000	Federal Home Loan Mortgage Corp.	1.250	8/27/2018	2,502,777
1,000,000	Federal National Mortgage Association	1.350	9/28/2018	1,004,150
				27,810,995

	TOTAL BONDS & NOTES (Cost - $43,172,110)			43,228,124

Shares
	SHORT-TERM INVESTMENTS - 10.7%
	MONEY MARKET FUND - 10.7%
7,159,636	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, to yield 0.04% (Cost - $7,159,636) *			7,159,636

	TOTAL INVESTMENTS - 103.6% (Cost - $69,334,051) (a)			$69,368,442
	OTHER ASSETS LESS LIABILITIES - NET - (3.6)%			(2,417,805)
	NET ASSETS - 100.0%			$66,950,637

*	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $69,334,051 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$103,354
Unrealized depreciation:	(68,963)
Net unrealized appreciation:	$34,391

The accompanying notes are an integral part of these financial statements.

Grant Park Funds
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

	Grant Park Managed	Grant Park Multi Alternative
	Futures Strategy Fund	Strategies Fund
Assets
Investment securities:
Unaffiliated Securities at cost	$20,391,634	$74,110,994
Affiliated Securities at cost	23,300,000	42,300,000
Unafilliated Securities at fair value	$20,391,744	$70,465,875
Afilliated Securities at fair value	23,330,615	42,340,108
Cash on deposit with Broker - swap margin balance (1)	20,007,488	—
Deposit at Broker for futures contracts	—	4,480,150
Unrealized appreciation on swap contract	4,639,020	—
Net unrealized appreciation from open futures contracts	—	2,017,216
Receivable for Fund shares sold	24,750	156,022
Dividends and interest receivable	14,869	118,054
Prepaid expenses and other assets	41,481	73,864
Total Assets	68,449,967	119,651,289

Liabilities
Payable for investments purchased	—	956,644
Due to broker - swap contract	12,377,073	—
Payable for Fund shares purchased	14,624	386,970
Investment advisory fees payable	55,418	111,798
Distribution (12b-1) fees payable	8,498	10,893
Accrued expenses and other liabilities	58,424	23,939
Total Liabilities	12,514,037	1,490,244
NET ASSETS	$55,935,930	$118,161,045

Net Assets Consist of:
Paid in capital ($0 par value, unlimited shares authorized)	$64,640,676	$119,497,653
Accumulated net investment loss	(3,933,778)	(1,350,045)
Accumulated net realized gain (loss) from security transactions, futures contracts and swap contracts	(9,440,713)	1,601,232
Net unrealized appreciation (depreciation) of investments, future contracts and swap contracts	4,669,745	(1,587,795)
NET ASSETS	$55,935,930	$118,161,045

(1)	This investment is a holding of GPMFS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Funds
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2015

	Grant Park Managed	Grant Park Multi Alternative
	Futures Strategy Fund	Strategies Fund
Net Asset Value Per Share:
Class A Shares
Net Assets	$15,589,497	$23,546,903
Shares of beneficial interest outstanding	1,724,151	2,183,411
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.04	$10.78
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$9.59	$11.44

Class C Shares
Net Assets	$5,314,915	$4,510,143
Shares of beneficial interest outstanding	605,239	422,275
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.78	$10.68

Class I Shares
Net Assets	$31,039,806	$77,086,655
Shares of beneficial interest outstanding	3,401,410	7,113,640
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.13	$10.84

Class N Shares
Net Assets	$3,991,712	$13,017,344
Shares of beneficial interest outstanding	441,463	1,204,326
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.04	$10.81

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

	Grant Park Absolute	Grant Park Fixed
	Return Fund	Income Fund
Assets
Investment securities:
Unaffiliated Securities at cost	$527,703	$69,334,051
Affiliated Securities at cost	1,300,000	—
Unafilliated Securities at fair value	$527,703	$69,368,442
Afilliated Securities at fair value	1,301,801	—
Deposit at Broker for futures contracts	125,066	—
Receivable due from Advisor	6,044	—
Dividends and interest receivable	17	197,834
Total Assets	1,960,631	69,566,276

Liabilities
Net unrealized depreciation from open future contracts	2,976	—
Payable for investments purchased	—	2,563,945
Investment advisory fees payable	—	9,799
Distribution (12b-1) fees payable	1	—
Accrued expenses and other liabilities	36,537	41,895
Total Liabilities	39,514	2,615,639
NET ASSETS	$1,921,117	$66,950,637

Net Assets Consist of:
Paid in capital ($0 par value, unlimited shares authorized)	$2,000,000	$66,900,000
Accumulated net investment gain (loss)	(12,773)	16,246
Accumulated net realized gain (loss) from security transactions, futures contracts and swap contracts	(64,935)	—
Net unrealized appreciation (depreciation) of investments, future contracts and swap contracts	(1,175)	34,391
NET ASSETS	$1,921,117	$66,950,637

The accompanying notes are an integral part of these financial statements.

Grant Park Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2015

	Grant Park Absolute		Grant Park Fixed
	Return Fund		Income Fund
Net Asset Value Per Share:
Class A Shares
Net Assets	$960		$—
Shares of beneficial interest outstanding	100		—
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.60		$—
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$10.19		$—

Class C Shares
Net Assets	$957		$—
Shares of beneficial interest outstanding	100		—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.57		$—

Class I Shares
Net Assets	$1,918,240		$66,950,637
Shares of beneficial interest outstanding	199,700		6,690,562
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.61	(a)	$10.01

Class N Shares
Net Assets	$960		$—
Shares of beneficial interest outstanding	100		—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.60		$—

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Grant Park Funds
CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended September 30, 2015

	Grant Park Managed	Grant Park Multi Alternative
	Futures Strategy Fund	Strategies Fund
Investment Income
Interest	$36,736	$36,257
Dividends	—	635,764
Total Investment Income	36,736	672,021

Expenses
Investment advisory fees	764,141	848,050
Distribution (12b-1) fees:
Class A	45,589	40,451
Class C	52,954	28,295
Class N	12,512	22,019
Administrative services fees	62,663	58,177
Registration fees	61,551	40,176
Transfer agent fees	40,607	46,735
Audit Fees	39,696	36,048
Accounting services fees	39,208	41,536
Compliance officer fees	28,719	13,291
Printing and postage expenses	19,542	13,543
Legal Fees	18,503	16,331
Trustees fees and expenses	16,506	14,336
Custodian fees	8,084	6,460
Non 12b-1 shareholder servicing fee	2,174	1,230
Insurance expense	1,949	—
Interest expense	—	6,912
Other expenses	1,418	2,247
Total Expenses	1,215,816	1,235,837

Less: Fees waived by the Advisor	(103,958)	—
Net Expenses	1,111,858	1,235,837
Net Investment Loss	(1,075,122)	(563,816)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	—	(326,369)
Swap contract	(57,950)	—
Futures contracts	—	1,932,914
	(57,950)	1,606,545
Net change in unrealized appreciation (depreciation) of:
Investments	34,570	(3,530,081)
Swap contract	1,402,202	—
Futures contracts	—	1,436,041
	1,436,772	(2,094,040)
Net Realized and Unrealized Gain (Loss)	1,378,822	(487,495)

Net Increase (Decrease) in Net Assets Resulting
From Operations	$303,700	$(1,051,311)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Funds
STATEMENTS OF OPERATIONS
For the period ended September 30, 2015

	Grant Park Absolute	Grant Park Fixed
	Return Fund (1)	Income Fund (2)
Investment Income
Interest	$263	$53,930
Dividends	—	26,135
Total Investment Income	263	80,065

Expenses
Investment advisory fees	12,347	7,163
Distribution (12b-1) fees:
Class A	1	—
Class C	4	—
Class N	1	—
Audit Fees	25,320	24,000
Legal Fees	16,756	12,000
Compliance officer fees	4,975	6,750
Printing and postage expenses	4,873	4,000
Trustees fees and expenses	3,828	4,000
Custodian fees	1,907	2,888
Administrative services fees	1,204	—
Transfer agent fees	1,091	—
Registration fees	523	500
Other expenses	3,895	3,000
Total Expenses	76,725	64,301

Less: Fees waived by the Advisor	(63,689)	(482)

Net Expenses	13,036	63,819
Net Investment Income (Loss)	(12,773)	16,246

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Futures contracts	(64,935)	—

Net change in unrealized appreciation (depreciation) of:
Investments	1,801	34,391
Futures contracts	(2,976)	—
	(1,175)	34,391
Net Realized and Unrealized Gain (Loss)	(66,110)	34,391

Net Increase (Decrease) in Net Assets Resulting From Operations	$(78,883)	$50,637

(1)	The Grant Park Absolute Return Fund commenced operations on April 30, 2015.

(2)	The Grant Park Fixed Income Fund commenced operations on July 31, 2015.

The accompanying notes are an integral part of these financial statements.

Grant Park Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	September 30, 2015	September 30, 2014 (a)	January 31, 2014

From Operations
Net investment loss	$(1,075,122)	$(776,664)	$(2,047,102)

Net realized loss from investment transactions, swap contract and futures contracts	(57,950)	(5,182,504)	(5,768,464)
Net change in unrealized appreciation (depreciation) of investments, swap contract and futures contracts	1,436,772	6,636,018	(1,148,427)
Net increase (decrease) in net assets resulting from operations	303,700	676,850	(8,963,993)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(175,055)	—	—
Class C	(21,091)	—	—
Class I	(306,929)	—	—
Class N	(45,867)
Net decrease in net assets from distributions to shareholders	(548,942)	—	—

Capital Transactions
Class A:
Proceeds from shares sold	2,212,983	2,253,813	25,467,648
Net asset value of shares issued in reinvestment of distributions:	121,586	—	—
Redemption fee proceeds	1,148	308	6,188
Payments for shares redeemed	(6,958,311)	(18,959,712)	(26,562,598)
Net decrease from capital transactions	(4,622,594)	(16,705,591)	(1,088,762)

Class C:
Proceeds from shares sold	1,300,332	422,851	3,271,781
Net asset value of shares issued in reinvestment of distributions:	18,796	—	—
Redemption fee proceeds	312	63	726
Payments for shares redeemed	(966,098)	(2,297,924)	(2,205,193)
Net increase (decrease) from capital transactions	353,342	(1,875,010)	1,067,314

Class I:
Proceeds from shares sold	18,606,406	10,483,759	17,567,162
Net asset value of shares issued in reinvestment of distributions:	235,693	—	—
Redemption fee proceeds	1,961	258	8,081
Payments for shares redeemed	(11,932,277)	(16,085,426)	(26,062,944)
Net increase (decrease) from capital transactions	6,911,783	(5,601,409)	(8,487,701)

(a)	The Grant Park Managed Futures Strategy Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. The period represented is from February 1, 2014 through September 30, 2014.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	September 30, 2015	September 30, 2014 (a)	January 31, 2014
Capital Transactions (Continued)
Class N:
Proceeds from shares sold	$935,122	$757,643	$8,350,464
Net asset value of shares issued in reinvestment of distributions:	44,794	—	—
Redemption fee proceeds	294	81	8,542
Payments for shares redeemed	(1,981,685)	(5,321,897)	(36,450,664)
Net decrease from capital transactions	(1,001,475)	(4,564,173)	(28,091,658)

Class W: (b)
Proceeds from shares sold	—	—	226,085
Redemption fee proceeds	—	3	85
Payments for shares redeemed	(4,850)	(559,187)	(133,740)
Net increase (decrease) from capital transactions	(4,850)	(559,184)	92,430

Total Increase (Decrease) in Net Assets From Capital Transactions	1,636,206	(29,305,367)	(36,508,377)
Net Assets
Beginning of Period	54,544,966	83,173,483	128,645,853
End of Period *	$55,935,930	$54,544,966	$83,173,483
* Includes accumulated net investment loss of:	$(3,933,778)	$(2,309,714)	$(1,533,050)

SHARE ACTIVITY
Class A:
Shares Sold	236,217	263,712	2,783,622
Shares Reinvested	13,216	—	—
Shares Redeemed	(742,644)	(2,201,013)	(2,967,866)
Net decrease in shares of beneficial interest outstanding	(493,211)	(1,937,301)	(184,244)

Class C:
Shares Sold	140,187	50,606	360,866
Shares Reinvested	2,091	—	—
Shares Redeemed	(106,141)	(273,731)	(250,528)
Net increase (decrease) in shares of beneficial interest outstanding	36,137	(223,125)	110,338

Class I:
Shares Sold	1,909,998	1,197,222	1,902,007
Shares Reinvested	25,425	—	—
Shares Redeemed	(1,275,898)	(1,869,153)	(2,838,820)
Net increase (decrease) in shares of beneficial interest outstanding	659,525	(671,931)	(936,813)

(a)	The Grant Park Managed Futures Strategy Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(b)	Class W closed on January 28, 2015.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	September 30, 2015	September 30, 2014 (a)	January 31, 2014
Class N:
Shares Sold	96,929	88,187	909,228
Shares Reinvested	4,869	—	—
Shares Redeemed	(214,190)	(618,525)	(4,021,861)
Net decrease in shares of beneficial interest outstanding	(112,392)	(530,338)	(3,112,633)

Class W: (b)
Shares Sold	—	—	25,158
Shares Redeemed	(500)	(65,737)	(15,006)
Net increase (decrease) in shares of beneficial interest outstanding	(500)	(65,737)	10,152

(a)	The Grant Park Managed Futures Strategy Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(b)	Class W closed on January 28, 2015.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014 (a)

From Operations
Net investment loss	$(563,816)	$(61,313)
Net realized gain from investment transactions and futures contracts	1,606,545	314,124
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(2,094,040)	506,245
Net increase (decrease) in net assets resulting from operations	(1,051,311)	759,056

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(226,819)	—
Class C	(49,331)	—
Class I	(665,985)	—
Class N	(102,218)	—
Net decrease in net assets from distributions to shareholders	(1,044,353)	—

Capital Transactions
Class A:
Proceeds from shares sold	27,961,749	3,013,859
Net asset value of shares issued in reinvestment of distributions:	224,101	—
Redemption fee proceeds	1,823	7
Payments for shares redeemed	(7,176,153)	(21,594)
Net increase from capital transactions	21,011,520	2,992,272

Class C:
Proceeds from shares sold	3,705,420	867,867
Net asset value of shares issued in reinvestment of distributions:	48,743	—
Redemption fee proceeds	338	2
Payments for shares redeemed	(55,456)	—
Net increase from capital transactions	3,699,045	867,869

Class I:
Proceeds from shares sold	73,860,015	17,338,669
Net asset value of shares issued in reinvestment of distributions:	638,945	—
Redemption fee proceeds	5,116	45
Payments for shares redeemed	(9,556,089)	(4,653,384)
Net increase from capital transactions	64,947,987	12,685,330

(a)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
Capital Transactions (Continued)	September 30, 2015	September 30, 2014 (a)
Class N:
Proceeds from shares sold	$13,323,418	$2,225,575
Net asset value of shares issued in reinvestment of distributions:	75,909	—
Redemption fee proceeds	1,077	5
Payments for shares redeemed	(2,017,113)	(315,241)
Net increase from capital transactions	11,383,291	1,910,339

Total Increase in Net Assets From Capital Transactions	101,041,843	18,455,810

Net Assets
Beginning of Period	19,214,866	—
End of Period *	$118,161,045	$19,214,866
* Includes accumulated net investment income (loss) of:	$(1,350,045)	$55,930

SHARE ACTIVITY
Class A:
Shares Sold	2,513,586	292,801
Shares Reinvested	21,242	—
Shares Redeemed	(642,069)	(2,149)
Net increase in shares of beneficial interest outstanding	1,892,759	290,652

Class C:
Shares Sold	338,085	84,609
Shares Reinvested	4,642	—
Shares Redeemed	(5,061)	—
Net increase in shares of beneficial interest outstanding	337,666	84,609

Class I:
Shares Sold	6,662,955	1,714,668
Shares Reinvested	60,449	—
Shares Redeemed	(859,768)	(464,664)
Net increase in shares of beneficial interest outstanding	5,863,636	1,250,004

Class N:
Shares Sold	1,192,570	218,149
Shares Reinvested	7,188	—
Shares Redeemed	(183,172)	(30,409)
Net increase in shares of beneficial interest outstanding	1,016,586	187,740

(a)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the
Period Ended
September 30, 2015 (a)

From Operations
Net investment loss	$(12,773)
Net realized loss from investment transactions and futures contracts	(64,935)
Net change in unrealized depreciation of investments and futures contracts	(1,175)
Net decrease in net assets resulting from operations	(78,883)

Capital Transactions
Class A:
Proceeds from shares sold	1,000
Net increase from capital transactions	1,000

Class C:
Proceeds from shares sold	1,000
Net increase from capital transactions	1,000

Class I:
Proceeds from shares sold	1,997,000
Net increase from capital transactions	1,997,000

Class N:
Proceeds from shares sold	1,000
Net increase from capital transactions	1,000

Total Increase in Net Assets From Capital Transactions	2,000,000
Net Assets
Beginning of Period	—
End of Period *	$1,921,117
* Includes accumulated net investment loss of:	$(12,773)

(a)	The Grant Park Absolute Return Fund commenced operations on April 30, 2015.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
September 30, 2015 (a)

SHARE ACTIVITY
Class A:
Shares Sold	100
Net increase in shares of beneficial interest outstanding	100

Class C:
Shares Sold	100
Net increase in shares of beneficial interest outstanding	100

Class I:
Shares Sold	199,700
Net increase in shares of beneficial interest outstanding	199,700

Class N:
Shares Sold	100
Net increase in shares of beneficial interest outstanding	100

(a)	The Grant Park Absolute Return Fund commenced operations on April 30, 2015.

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the
Period Ended
September 30, 2015 (a)

From Operations
Net investment income	$16,246
Net change in unrealized appreciation of investments	34,391
Net increase in net assets resulting from operations	50,637

Capital Transactions
Class I:
Proceeds from shares sold	67,400,000
Payments for shares redeemed	(500,000)
Total Increase in Net Assets From Capital Transactions	66,900,000

Net Assets
Beginning of Period	—
End of Period *	$66,950,637
* Includes accumulated net investment income of:	$16,246

(a) The Grant Park Fixed Income Fund commenced operations on July 31, 2015.

SHARE ACTIVITY
Class I:
Shares Sold	6,740,562
Shares Redeemed	(50,000)
Net increase in shares of beneficial interest outstanding	6,690,562

The accompanying notes are an integral part of these financial statements.

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	September 30,	September 30,		January 31,	January 31,	January 31,
	2015	2014 *		2014	2013	2012 (1)

Net asset value, beginning of period	$8.95	$8.74		$9.43	$9.80	$10.00
Activity from investment operations:
Net investment loss (2)	(0.18)	(0.09)		(0.17)	(0.31)	(0.31)
Net realized and unrealized gain (loss)	0.36	0.30		(0.52)	(0.06)	0.11
Total from investment operations	0.18	0.21		(0.69)	(0.37)	(0.20)
Less distributions from:
Net investment income	(0.09)	—		—	—	—
Paid-in-capital from redemption fees (3)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of period	$9.04	$8.95		$8.74	$9.43	$9.80
Total return (4)	1.95%	2.40	% (5)	(7.32)%	(3.78)%	(2.00	)% (5)
Net assets, at end of period (000s)	$15,589	$19,851		$36,304	$40,935	$15,026
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	2.10%	2.42	% (7)	2.12%	3.50%	4.80	% (7)
Ratio of net expenses to average net assets	1.90%	1.92	% (7)	1.94%	3.33%	3.55	% (7)
Ratio of net investment loss to average net assets	(1.84)%	(1.86	)% (7)	(1.86)%	(3.20)%	(3.45	)% (7)
Portfolio Turnover Rate	252%	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	September 30,	September 30,		January 31,	January 31,	January 31,
	2015	2014 *		2014	2013	2012 (1)

Net asset value, beginning of period	$8.72	$8.55		$9.30	$9.74	$10.00
Activity from investment operations:
Net investment loss (2)	(0.24)	(0.14)		(0.23)	(0.38)	(0.36)
Net realized and unrealized gain (loss)	0.34	0.31		(0.52)	(0.06)	0.10
Total from investment operations	0.10	0.17		(0.75)	(0.44)	(0.26)
Less distributions from:
Net investment income	(0.04)	—		—	—	—
Paid-in-capital from redemption fees (3)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of period	$8.78	$8.72		$8.55	$9.30	$9.74
Total return (4)	1.12%	1.99	% (5)	(8.06)%	(4.52)%	(2.60	)% (5)
Net assets, at end of period (000s)	$5,315	$4,961		$6,773	$6,342	$1,864
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	2.83%	3.18	% (7)	2.87%	4.26%	6.64	% (7)
Ratio of net expenses to average net assets	2.65%	2.67	% (7)	2.69%	4.08%	4.10	% (7)
Ratio of net investment loss to average net assets	(2.59)%	(2.61	)% (7)	(2.61)%	(3.95)%	(4.01	)% (7)
Portfolio Turnover Rate	252%	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	September 30,	September 30,		January 31,	January 31,	January 31,
	2015	2014 *		2014	2013	2012 (1)

Net asset value, beginning of period	$9.03	$8.80		$9.48	$9.82	$10.00
Activity from investment operations:
Net investment loss (2)	(0.15)	(0.08)		(0.15)	(0.28)	(0.29)
Net realized and unrealized gain (loss)	0.36	0.31		(0.53)	(0.06)	0.11
Total from investment operations	0.21	0.23		(0.68)	(0.34)	(0.18)
Less distributions from:
Net investment income	(0.11)	—		—	—	—
Paid-in-capital from redemption fees (3)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of period	$9.13	$9.03		$8.80	$9.48	$9.82
Total return (4)	2.29%	2.61	% (5)	(7.17)%	(3.46)%	(1.80	)% (5)
Net assets, at end of period (000s)	$31,040	$24,770		$30,047	$41,241	$18,951
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	1.80%	2.18	% (7)	1.88%	3.26%	4.17	% (7)
Ratio of net expenses to average net assets	1.65%	1.67	% (7)	1.69%	3.08%	3.23	% (7)
Ratio of net investment loss to average net assets	(1.59)%	(1.61	)% (7)	(1.61)%	(2.95)%	(3.14	)% (7)
Portfolio Turnover Rate	252%	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class N
	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	September 30,	September 30,		January 31,	January 31,	January 31,
	2015	2014 *		2014	2013	2012 (1)

Net asset value, beginning of period	$8.95	$8.74		$9.44	$9.80	$10.00
Activity from investment operations:
Net investment loss (2)	(0.18)	(0.09)		(0.17)	(0.31)	(0.34)
Net realized and unrealized gain (loss)	0.36	0.30		(0.53)	(0.05)	0.14
Total from investment operations	0.18	0.21		(0.70)	(0.36)	(0.20)
Less distributions from:
Net investment income	(0.09)	—		—	—	—
Paid-in-capital from redemption fees (3)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of period	$9.04	$8.95		$8.74	$9.44	$9.80
Total return (4)	1.95%	2.40	% (5)	(7.42)%	(3.67)%	(2.00	)% (5)
Net assets, at end of period (000s)	$3,992	$4,959		$9,475	$39,601	$22,290
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	2.09%	2.42	% (7)	2.12%	3.50%	4.26	% (7)
Ratio of net expenses to average net assets	1.90%	1.92	% (7)	1.94%	3.33%	3.81	% (7)
Ratio of net investment loss to average net assets	(1.84)%	(1.86	)% (7)	(1.85)%	(3.20)%	(3.71	)% (7)
Portfolio Turnover Rate	252%	99	% (5)	128%	120%	16	% (5)

*	The Fund’s fiscal year end changed from January 31 to September 30, effective February 1, 2014. Therefore, period represented is from February 1, 2014 through September 30, 2014.

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 (1)

Net asset value, beginning of period	$10.58		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.10)		0.61
Net realized and unrealized gain (loss)	0.65		(0.03)
Total from investment operations	0.55		0.58
Less distributions from:
Net investment income	(0.35)		—
Paid-in-capital from redemption fees (3)	0.00		0.00
Net asset value, end of period	$10.78		$10.58
Total return (4)	5.23%		5.80	% (5)
Net assets, at end of period (000s)	$23,547		$3,076
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.82	% (8)	4.23	% (7,9)
Ratio of net expenses to average net assets, including interest expense	1.82	% (8)	1.97	% (7,9)
Ratio of net investment income (loss) to average net assets	(0.87)%		7.87	% (7)
Portfolio Turnover Rate	129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense are 1.81% and 1.81%, respectively.

(9)	Ratios of gross and net expenses to average net assets, excluding interest expense are 4.22% and 1.96%, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 (1)

Net asset value, beginning of period	$10.53		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.18)		0.72
Net realized and unrealized gain (loss)	0.65		(0.19)
Total from investment operations	0.47		0.53
Less distributions from:
Net investment income	(0.32)		—
Paid-in-capital from redemption fees (3)	0.00		0.00
Net asset value, end of period	$10.68		$10.53
Total return (4)	4.52%		5.30	% (5)
Net assets, at end of period (000s)	$4,510		$891
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	2.59	% (8)	4.63	% (7,9)
Ratio of net expenses to average net assets, including interest expense	2.59	% (8)	2.72	% (7,9)
Ratio of net investment income (loss) to average net assets	(1.64)%		9.22	% (7)
Portfolio Turnover Rate	129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense are 2.58% and 2.58%, respectively.

(9)	Ratios of gross and net expenses to average net assets, excluding interest expense are 4.62% and 2.71%, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 (1)

Net asset value, beginning of period	$10.61		$10.00
Activity from investment operations:
Net investment loss (2)	(0.07)		(0.19)
Net realized and unrealized gain	0.65		0.80
Total from investment operations	0.58		0.61
Less distributions from:
Net investment income	(0.35)		—
Paid-in-capital from redemption fees (3)	0.00		0.00
Net asset value, end of period	$10.84		$10.61
Total return (4)	5.59%		6.10	% (5)
Net assets, at end of period (000s)	$77,087		$13,259
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.59	% (8)	4.71	% (7,9)
Ratio of net expenses to average net assets, including interest expense	1.59	% (8)	1.72	% (7,9)
Ratio of net investment loss to average net assets	(0.67)%		(2.51	)% (7)
Portfolio Turnover Rate	129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense are 1.58% and 1.58%, respectively

(9)	Ratios of gross and net expenses to average net assets, excluding interest expense are 4.70% and 1.71%, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class N
	Year Ended		Period Ended September
	September 30, 2015		30, 2014 (1)

Net asset value, beginning of period	$10.59		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.10)		0.14
Net realized and unrealized gain	0.66		0.45
Total from investment operations	0.56		0.59
Less distributions from:
Net investment income	(0.34)		—
Paid-in-capital from redemption fees (3)	0.00		0.00
Net asset value, end of period	$10.81		$10.59
Total return (4)	5.39%		5.90	% (5)
Net assets, at end of period (000s)	$13,017		$1,989
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.83	% (8)	4.20	% (7,9)
Ratio of net expenses to average net assets, including interest expense	1.83	% (8)	1.97	% (7,9)
Ratio of net investment income (loss) to average net assets	(0.91)%		1.87	% (7)
Portfolio Turnover Rate	129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense are 1.82% and 1.82%, respectively

(9)	Ratios of gross and net expenses to average net assets, excluding interest expense are 4.19% and 1.96%, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class A
Period Ended
September
30, 2015 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.08)
Net realized and unrealized loss	(0.32)
Total from investment operations	(0.40)
Net asset value, end of period	$9.60
Total return (3,4)	(4.00)%
Net assets, at end of period (7)	$960
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	9.43%
Ratio of net expenses to average net assets (6)	1.83%
Ratio of net investment loss to average net assets (6)	(1.83)%
Portfolio Turnover Rate (4)	173%

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized for periods less than one full year.

(7)	Actual net assets, not truncated.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class C
Period Ended
September
30, 2015 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.10)
Net realized and unrealized loss	(0.33)
Total from investment operations	(0.43)
Net asset value, end of period	$9.57
Total return (3,4)	(4.30)%
Net assets, at end of period (7)	$957
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	10.20%
Ratio of net expenses to average net assets (6)	2.56%
Ratio of net investment loss to average net assets (6)	(2.53)%
Portfolio Turnover Rate (4)	173%

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized for periods less than one full year.

(7)	Actual net assets, not truncated.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class I
Period Ended
September
30, 2015 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)
Net realized and unrealized loss	(0.33)
Total from investment operations	(0.39)
Net asset value, end of period	$9.61
Total return (3,4)	(3.90)%
Net assets, at end of period (000s)	$1,918
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	9.34%
Ratio of net expenses to average net assets (6)	1.59%
Ratio of net investment loss to average net assets (6)	(1.55)%
Portfolio Turnover Rate (4)	173%

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class N
Period Ended
September
30, 2015 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.07)
Net realized and unrealized loss	(0.33)
Total from investment operations	(0.40)
Net asset value, end of period	$9.60
Total return (3,4)	(4.00)%
Net assets, at end of period (7)	$960
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	10.36%
Ratio of net expenses to average net assets (6)	1.83%
Ratio of net investment loss to average net assets (6)	(1.83)%
Portfolio Turnover Rate (4)	173%

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized for periods less than one full year.

(7)	Actual net assets, not truncated.

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class I
Period Ended
September
30, 2015 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.01
Total from investment operations	0.01
Net asset value, end of period	$10.01
Total return (3,4)	0.10%
Net assets, at end of period (000s)	$66,951
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	0.82%
Ratio of net expenses to average net assets (6)	0.81%
Ratio of net investment income to average net assets (6)	0.21%
Portfolio Turnover Rate (4)	0%

(1)	The Grant Park Fixed Income Fund commenced operations July 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these financial statements.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2015

1.	ORGANIZATION

The Grant Park Managed Futures Strategy Fund, the Grant Park Multi Alternative Strategies Fund, the Grant Park Absolute Return Fund and the Grant Park Fixed Income Fund (each a “Fund,” and together the “Funds”) each are a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Grant Park Managed Futures	seeks income and capital appreciation	non-diversified
Grant Park Multi Alternative Strategies	seeks to provide positive absolute returns	diversified
Grant Park Absolute Return	seeks to provide positive absolute returns	diversified
Grant Park Fixed Income	seeks to provide income and preserve capital	non-diversified

The Grant Park Managed Futures Strategy Fund, the Grant Park Multi Alternative Strategies Fund, and the Grant Park Absolute Return Fund each offer four classes of shares: Class A, Class C, Class I, and Class N. Class C, I, and N shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. The Grant Park Fixed Income Fund offers shares in Class I only. Each class represents an interest in the same assets of the applicable and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Class W of the Grant Park Managed Futures Strategy Fund closed as of January 28, 2015. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the- counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Trust, review the minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods. The three levels of the hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Funds’ investments measured at fair value:

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The Grant Park Managed Futures Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Fund	$23,330,615	$—	$—	$23,330,615
Bonds & Notes	—	8,003,744	—	8,003,744
Short-Term Investments	12,388,000	—	—	12,388,000
Swap Contract	—	4,639,020	—	4,639,020
Total	$35,718,615	$12,642,764	$—	$48,361,379

The Grant Park Multi Alternative Strategies Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Fund	$42,340,108	$—	$—	$42,340,108
Exchange Traded Funds	46,514,819	—	—	46,514,819
Short-Term Investments	23,951,056	—	—	23,951,056
Long Futures Contracts	1,721,970	—	—	1,721,970
Short Futures Contracts	295,246	—	—	295,246
Total	$114,823,199	$—	$—	$114,823,199

The Grant Park Absolute Return Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Fund	$1,301,801	$—	$—	$1,301,801
Short-Term Investments	527,703	—	—	527,703
Total	$1,829,504	$—	$—	$1,829,504
Liabilities *	Level 1	Level 2	Level 3	Total
Short Futures Contracts	$(2,976)	$—	$—	$(2,976)
Total	$(2,976)	$—	$—	$(2,976)

The Grant Park Fixed Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,980,682	$—	$—	$18,980,682
Bonds & Notes	—	43,228,124	—	43,228,124
Short Term Investments	7,159,636	—	—	7,159,636
Total	$26,140,318	$43,228,124	$—	$69,368,442

The Funds did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 & Level 2 at the end of each reporting period.

*	Refer to the Consolidated Portfolios of Investments for security classifications.

Offsetting of Financial Assets and Derivative Assets

Each Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts and futures contracts. The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2015:

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The Grant Park Managed Futures Strategy Fund

Assets
		Gross Amounts of	Net Amounts of
	Gross Amounts	Liabilities Offset in	Assets Presented in
	of Recognized	the Statement of	the Statement of
Description	Assets	Assets & Liabilities	Assets & Liabilities
Unrealized appreciation on swap contract	$4,639,020	$—	$4,639,020
Total	$4,639,020	$—	$4,639,020

Liabilities
		Gross Amounts of	Net Amounts of
	Gross Amounts	Assets Offset in the	Liabilities Presented in
	of Recognized	Statement of Assets	the Statement of	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Pledged (1)
Due to broker - swap contract	$12,377,073	$—	$12,377,073	$12,377,073
Total	$12,377,073	$—	$12,377,073	$12,377,073

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged. Total collateral held for the swap contract as of September 30, 2015 was $20,007,488.

The Grant Park Multi Alternative Strategies Fund

Assets:
		Gross Amounts of	Net Amounts of
		Liabilities Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets &	the Statement of	Cash Collateral
Description	Recognized Assets	Liabilities	Assets & Liabilities	Pledged (1)
Futures Contracts	$2,720,710	$(703,494)	$2,017,216	$2,017,216
Total	$2,720,710	$(703,494)	$2,017,216	$2,017,216

Liabilities:
		Gross Amounts of	Net Amounts of
	Gross Amounts of	Assets Offset in the	Liabilities Presented
	Recognized	Statement of Assets &	in the Statement of
Description	Liabilities	Liabilities	Assets & Liabilities
Futures Contracts	$703,494	$(703,494)	$—
Total	$703,494	$(703,494)	$—

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the futures contract as of September 30, 2015 was $4,480,150.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The Grant Park Absolute Fund

Assets:
		Gross Amounts of	Net Amounts of
		Liabilities Offset in	Assets Presented in
	Gross Amounts of	the Statement of	the Statement of
Description	Recognized Assets	Assets & Liabilities	Assets & Liabilities
Futures Contracts	$257	$(257)	$—
Total	$257	$(257)	$—

Liabilities:
		Gross Amounts of	Net Amounts of
	Gross Amounts of	Assets Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Pledged (1)
Futures Contracts	$3,233	$257	$2,976	$2,976
Total	$3,233	$257	$2,976	$2,976

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the futures contract as of September 30, 2015 was $125,066.

Consolidation of Subsidiaries – The consolidated financial statements of the Grant Park Managed Futures Strategy Fund include GPMFS Fund Limited (“GPMFS”), a wholly-owned and controlled subsidiary. The consolidated financial statements of the Grant Park Multi Alternative Strategies Fund include GPMAS Fund Limited (“GPMAS”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

Each Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. GPMFS commenced operations on March 11, 2011. GPMAS commenced operations on December 31, 2013.

A summary of the Grant Park Managed Futures Strategy Fund’s investments in GPMFS is as follows:

GPMFS Fund Limited (GPMFS)
September 30, 2015

Fair Value of GPMFS	$13,839,474
Other Assets	$—
Total Net Assets	$13,839,474

Percentage of the Fund’s Total Net Assets	24.7%

A summary of the Grant Park Multi Alternative Strategies Fund’s investments in GPMAS is as follows:

GPMAS Fund Limited (GPMAS)
September 30, 2015

Fair Value of GPMAS	$4,416,920
Other Assets	$—
Total Net Assets	$4,416,920

Percentage of the Fund’s Total Net Assets	3.7%

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

For tax purposes, GPMFS and GPMAS are exempted Cayman investment companies. Both have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, both are controlled foreign corporations which generate and are allocated no income which is considered effectively connected with U.S trade of business and as such are not subject to U.S. income tax. However, as wholly-owned controlled foreign corporations, GPMFS’s and GPMAS’s net income and capital gain, to the extent of their earnings and profits, will be included each year in each Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Funds’ investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of a Fund’s cash is held at the Broker. The Funds could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Funds, in the event of the Broker’s bankruptcy. The Funds do not anticipate any material losses as a result of this concentration.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – Each Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement will first be offset against the due to broker-swap contract balance outstanding at the time the position is liquidated, with the remainder being recorded as a realized gain or loss on the Consolidated Statement of Operations.

GPMFS maintains cash and securities, at least 20% of the notional value of the swap, as collateral to secure its obligations under the swap. As of September 30, 2015, the notional value of the swap was $91,307,099, the cash margin balance was $20,007,488. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of a Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the year ended September 30, 2015, for the Grant Park Managed Futures Strategy Fund the net change in unrealized appreciation on the swap contract was $1,402,202 and the realized loss was $57,950.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Futures Contracts – Each Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts as presented in deposit at broker for futures contracts in the Consolidated Statements of Assets and Liabilities are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The derivative instruments outstanding as of September 30, 2015 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Grant Park Multi Alternative Strategies Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Asset/Liability Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation/(depreciation) from futures contracts

The following table sets forth the fair value of the Grant Park Multi Alternative Strategies Fund’s derivative contracts by primary risk exposure as of September 30, 2015:

Derivative Investment Value
	Equity	Currency	Commodity	Interest Rate	Total as of September
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	30, 2015
Futures	$11,466	$(53,400)	$184,966	$1,874,184	$2,017,216

The following is a summary of the location of derivative investments on the Grant Park Absolute Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Asset/Liability Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation/(depreciation) from futures contracts

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

The following table sets forth the fair value of the Grant Park Absolute Fund’s derivative contracts by primary risk exposure as of September 30, 2015:

Derivative Investment Value
	Equity	Currency	Commodity	Interest Rate	Total as of September
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	30, 2015
Futures	$125,066	$—	$—	$—	$125,066

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Grant Park Multi Alternative Strategies Fund’s Consolidated Statement of Operations for the year ended September 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from futures contracts Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Grant Park Multi Alternative Strategies Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statements of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

	Equity	Currency	Commodity	Interest Rate	Total for the Year Ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2015
Futures	$—	$1,776,950	$(307,136)	$463,100	$1,932,914

Net change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

	Equity	Currency	Commodity	Interest Rate	Total for the Year Ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2015
Futures	$(26,782)	$(445,494)	$1,836,281	$72,036	$1,436,041

The following is a summary of the Grant Park Absolute Return Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statements of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

	Equity	Currency	Commodity	Interest Rate	Total for the Year Ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2015
Futures	$(64,935)	$—	$—	$—	$(64,935)

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Net change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

	Equity	Currency	Commodity	Interest Rate	Total for the Year Ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2015
Futures	$(2,976)	$—	$—	$—	$(2,976)

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The difference between the cost and fair value of open investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying Consolidated Statement of Operations.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by the Fund on returns filed for open tax year 2014 or expected to be taken in the Fund’s 2015 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions as of and for the year ended September 30, 2015. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where a Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale and/or maturity of securities, other than short-term securities and U.S. Government securities, for the year ended September 30, 2015 amounted to:

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Fund	Purchases	Sales
Grant Park Managed Futures Strategy Fund	$26,400,681	$17,044,198
Grant Park Multi Alternative Strategies Fund	87,982,728	4,667,710
Grant Park Absolute Return Fund	3,106,409	1,800,000
Grant Park Fixed Income Fund	89,962,537	—

4.	INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. A company which is an affiliate of the Fund at September 30, 2015, is noted in the Fund’s Portfolio of Investments. Grant Park Fixed Income is a mutual fund which is considered an affiliate because it is under the same investment advisor.

Transactions during the period with a company that is an affiliate are as follows:

					Change in	Dividends
	Value - Beginning		Sales	Realized	Unrealized	Credited	Value- End of
Descriptions	of Period	Purchases	Proceeds	Gain/Loss	Gain/ Loss	to Income	Period
Grant Park Managed Futures Strategy Fund	$—	$23,300,000	$—	$—	$30,615	$—	$23,330,615
Grant Park Multi Alternative Strategies Fund	—	42,300,000	—	—	40,108	—	42,340,108
Grant Park Absolute Return Fund	—	1,800,000	500,000	—	1,801	—	1,301,801

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Dearborn Capital Management, LLC, serves as the Funds’ investment advisor (the “Advisor”). EMC Capital Advisors, LLC serves as the sub-advisor for the Grant Park Multi Alternative Strategies Fund and is paid by the Advisor, not the Fund. Revolution Capital Management, LLC serves as the sub-advisor for the Grant Park Absolute Return Fund and is paid by the Advisor, not the Fund. Middleton Dickinson Capital Management, LLC serves as the sub-advisor for the Grant Park Fixed Income Fund and is paid by the Advisor, not the Fund.

Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Grant Park Managed Futures Strategy Fund, the Grant Park Multi Alternative Strategies, the Grant Park Absolute Return Fund, and the Grant Park Fixed Income Fund pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.20%, 1.18%, 1.50%, and 0.25% respectively, of the applicable Fund’s average daily net assets. Effective January 28, 2015, the Advisor has contractually agreed to reduce a portion of its advisory fee for the Grant Park Managed Futures Strategy Fund so that the advisory fee does not exceed 1.20% of the Fund’s average daily net assets. Prior to January 28, 2015, the management fee for the Grant Park Managed Futures Strategy Fund was 1.40%, effective until at least January 28, 2016. Effective July 31, 2015, the Advisor has contractually agreed to reduce a portion of its advisory fee for the Grant Park Fixed Income Fund so that the advisory fee does not exceed 0.09%, effective until at least January 31, 2016. The reduction in the advisory fees are not included in the fees waived by the advisor.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Grant Park Managed Futures Strategy Fund (the “Waiver Agreement”) at least until January 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.90%, 2.65%, 1.65% and 1.90% per annum of the Fund’s average daily net assets for Class A, Class C, Class I and Class N, shares, respectively (the “Expense Limitation”). For the year ended September 30, 2015, the Advisor earned $764,141 in management fees and waived fees in the amount of $103,958 for the Grant Park Managed Futures Strategy Fund.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund (the “Waiver Agreement”), effective January 28, 2015 the Advisor has agreed, at least until January 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Multi Alternative Strategies Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.83%, 2.58%, 1.58%, and 1.83% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively (the “Expense Limitation”). Prior to January 28, 2015, the Expense Limitation was 1.96%, 2.71%, 1.71% and 1.96% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively. For the year ended September 30, 2015, the Advisor earned $848,050 in management fees and did not waive any fees for the Grant Park Multi Alternative Strategies Fund.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund (the “Waiver Agreement”), effective March 25, 2015 the Advisor has agreed, at least until June 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Absolute Return Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.89%, 2.64%, 1.64%, and 1.89% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively (the “Expense Limitation”). For the period ended September 30, 2015, the Advisor earned $12,347 in management fees and waived fees in the amount of $63,689 for the Grant Park Absolute Return Fund.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund (the “Waiver Agreement”), effective March 25, 2015 the Advisor has agreed, at least until June 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Multi Alternative Strategies Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 0.85% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”). For the period ended September 30, 2015, the Advisor earned $7,163 in management fees and waived fees in the amount of $482 for the Grant Park Fixed Income Fund.

If the Advisor waives any applicable or reimburses any expense pursuant to the Waiver Agreement, and the applicable Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed its Expense Limitation for each share class. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate these expense reimbursement arrangements at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire on:

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

Grant Park Managed Futures Strategy Fund
January 31, 2016	$174,324
January 31, 2017	205,002
September 30, 2017	210,511
September 30, 2018	103,958
$693,795

Grant Park Multi Alternative Strategies Fund
September 30, 2017	$204,324

Grant Park Fixed Income Fund
September 30, 2018	$482

Grant Park Absolute Return Fund
September 30, 2018	$63,689

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A, Class C and Class N shares of each Fund (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to the Class A, Class C and Class N shares, of each Fund, respectively. Pursuant to the Plans, the Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Funds shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the period ended September 30, 2015, the Grant Park Managed Futures Strategy Fund, the Grant Park Multi Alternative Fund, and the Grant Park Absolute Fund incurred $111,055, $90,765, $6, respectively, pursuant to the Plans.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s Class A, Class C, Class I and Class N shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter or other affiliated broker-dealers during the year ended September 30, 2015.

Fund	Underwriting Commisions	Amount Retained
Grant Park Managed Futures Strategy Fund
Class A	$18,746	$2,503
Grant Park Multi Alternative Strategies Fund
Class A	106,497	14,312

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

6.	REDEMPTION FEES

The Grant Park Managed Fund, the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells its shares after holding them for less than 60 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2015 the redemption fees assessed for the Grant Park Managed Futures Strategy Fund and the Grant Park Multi Alternative Strategies Fund were $3,715 and $8,354, respectively. The Grant Park Absolute Return Fund did not incur any redemption fees.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Grant Park Absolute Return Fund currently seeks to achieve its investment objective by investing a portion of its assets in Morgan Stanley Institutional Liquidity Fund- Government Portfolio (the “Portfolio”), ticker MVRXX, a registered open-end fund incorporated in the USA. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio. The annual report of the Portfolio, along with the report of the independent registered public accounting firm is included in the Portfolio’s N-CSR filing dated June 30, 2015 available at www.sec.gov. As of September 30, 2015 the percentage of the Grant Park Absolute Return Fund’s net assets invested in the Portfolio was 27.5%.

The Grant Park Managed Futures Fund, the Grant Park Multi Alternative Fund, and the Grant Park Absolute Return Fund currently seek to achieve their investment objectives by investing a portion of their assets in the Grant Park Fixed Income Fund (the “Portfolio”), ticker GPCIX, a registered open-end fund incorporated in the USA. The Funds may redeem their investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Portfolio. The annual report of the Portfolio, along with the report of the independent registered public accounting firm is available at www.sec.gov. As of September 30, 2015 the percentage of the Grant Park Managed Futures Fund, the Grant Park Multi Alternative Fund, and the Grant Park Absolute Return Fund’s net assets invested in the Portfolio was 41.7%, 35.8%, and 67.8%, respectively.

8.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2015 was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Grant Park Managed Futures Strategy Fund	$548,942	$—	$—	$548,942
Grant Park Multi Alternative Strategies Fund	1,044,353	—	—	1,044,353
Grant Park Absolute Return Fund	—	—	—	—
Grant Park Fixed Income Fund	—	—	—	—

There were no distributions for the fiscal year ended September 30, 2014.

As of September 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Grant Park Funds

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2015

	Undistributed	Undistributed	Post October Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Differences	(Depreciation)	Earnings/(Deficit)
Grant Park Managed Strategy Fund	$268,621	$—	$—	$(9,004,092)	$30,725	$(8,704,746)
Grant Park Multi Alternative Strategies Fund	1,061,728	731,315	—	—	(3,129,651)	(1,336,608)
Grant Park Absolute Return Fund	—	—	(80,684)	—	1,801	(78,883)
Grant Park Fixed Income Fund	16,246	—	—	—	34,391	50,637

The difference between book basis and tax basis accumulated net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on futures contracts, and adjustments for the Funds’ wholly owned subsidiaries.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Absolute Return Fund incurred and elected to defer such late year losses of $12,773.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Absolute Return Fund incurred and elected to defer such capital losses of 67,911.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses resulted in reclassifications for the following Funds for the year ended September 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Grant Park Managed Futures Strategy Fund	$—	$—	$—
Grant Park Multi Alternative Strategies Fund	—	202,194	(202,194)
Grant Park Absolute Return Fund	—	—	—
Grant Park Fixed Income Fund	—	—	—

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Grant Park Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Grant Park Managed Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2015, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from February 1, 2014 through September 30, 2014 and for the year ended January 31, 2014, and the financial highlights for the year then ended, the period from February 1, 2014 through September 30, 2014, each of the two years in the period ended January 31, 2013, and the period from March 4, 2011 (commencement of operations) through January 31, 2012. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Managed Futures Strategy Fund as of September 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for the year then ended and for the period from February 1, 2014 through September 30, 2014 and for the year ended January 31, 2014, and their financial highlights for the year then ended, the period from February 1, 2014 through September 30, 2014, each of the two years in the period ended January 31, 2013, and the period from March 4, 2011 (commencement of operations) through January 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

November 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Grant Park Multi Alternative Strategies Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Grant Park Multi Alternative Strategies Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2015, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and financial highlights for the year then ended and for the period from December 31, 2013 (commencement of operations) through September 30, 2014. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Multi Alternative Strategies Fund as of September 30, 2015, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the year then ended and for the period from December 31, 2013 (commencement of operations) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

November 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Grant Park Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Grant Park Absolute Return Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2015, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from April 30, 2015 (commencement of operations) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Absolute Return Fund as of September 30, 2015, and the results of its operations, changes in its net assets and its financial highlights for the period from April 30, 2015 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

November 30, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Grant Park Fixed Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Grant Park Fixed Income Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2015, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from July 31, 2015 (commencement of operations) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Fixed Income Fund as of September 30, 2015, and the results of its operations, changes in its net assets and its financial highlights for the period from July 31, 2015 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

November 30, 2015

Grant Park Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2015

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and deferred sales charges on certain sales of class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period * 4/1/15– 9/30/15	Ending Account Value 9/30/15	Consolidated Expenses Paid During Period * 4/1/15– 9/30/15
Grant Park Managed Futures Strategy Fund:
Class A	1.90%	$1,000.00	$ 896.80	$ 9.03	$1,015.54	$ 9.60
Class C	2.65%	$1,000.00	$ 893.20	$12.58	$1,011.78	$13.36
Class I	1.65%	$1,000.00	$ 898.60	$ 7.85	$1,016.80	$ 8.34
Class N	1.90%	$1,000.00	$ 896.80	$ 9.03	$1,015.54	$ 9.60

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period * 4/1/15– 9/30/15	Ending Account Value 9/30/15	Consolidated Expenses Paid During Period * 4/1/15– 9/30/15
Grant Park Multi Alternative Strategies Fund:
Class A	1.84%	$1,000.00	$ 953.10	$ 9.01	$ 1,015.84	$ 9.30
Class C	2.59%	$1,000.00	$ 950.20	$12.66	$ 1,012.08	$13.06
Class I	1.59%	$1,000.00	$ 955.10	$ 7.79	$ 1,017.10	$ 8.04
Class N	1.84%	$1,000.00	$ 954.10	$ 9.01	$ 1,015.84	$ 9.30

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Grant Park Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
September 30, 2015

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period * 4/30/15– 9/30/15	Ending Account Value 9/30/15	Consolidated Expenses Paid During Period ** 4/1/15– 9/30/15
Grant Park Absolute Return Fund:
Class A	1.89%	$1,000.00	$960.00	$ 7.61	$1,015.59	$ 9.55
Class C	2.64%	$1,000.00	$957.00	$10.62	$1,011.83	$13.21
Class I	1.64%	$1,000.00	$961.00	$ 6.61	$1,016.85	$ 8.29
Class N	1.89%	$1,000.00	$960.00	$ 7.61	$1,015.59	$ 9.55

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (150) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period * 7/31/15– 9/30/15	Ending Account Value 9/30/15	Consolidated Expenses Paid During Period ** 4/1/15– 9/30/15
Grant Park Fixed Income Fund:
Class I	0.85%	$1,000.00	$1,001.00	$1.40	$1,020.81	$4.31

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (60) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2015

Grant Park Absolute Return Fund and Grant Park Fixed Income Fund* – Adviser: Dearborn Capital Management, LLC

In connection with the regular meeting held on March 25 & March 26, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Dearborn Capital Management, LLC (“Dearborn”) and the Trust, with respect to the Grant Park Absolute Return Fund (“Grant Park Absolute”) and Grant Park Fixed Income Fund (“Grant Park Fixed”) (each a “Fund”, collectively referred to as the “Funds”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Dearborn was founded in 1989, and currently manages over $400 million in assets providing alternative investment solutions for direct clients that include broker-dealers, registered investment advisers, institutions and third party investment management firms. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Funds, taking into consideration education and financial industry experience. The Trustees noted the firm’s principal has over 30 years of expertise with alternative investments including hedge funds and a prior association with the Chicago Board of Trade futures exchange, and that the investment team has extensive knowledge of the global futures markets. The Board observed that Dearborn performs continuous sub-adviser due diligence using a research-driven proprietary process to evaluate, select and allocate assets to sub-advisers, with Dearborn retaining responsibility for tactical and strategic rebalancing and portfolio recalibrations aimed at creating enhanced returns. With respect to Grant Park Absolute, the Board noted Dearborn will utilize the services of a sub-adviser, Revolution, to execute an actively managed, liquid U.S. and European equity index program based on proprietary quantitative models and algorithms aimed at capturing short-term price trends in those markets by using futures contracts. The Board observed that Dearborn delegated broker-dealer and futures commission merchant selection to Revolution Capital Management, LLC. In addition, the Board reviewed Dearborn’s risk management process, noting that Dearborn demonstrated an understanding of the risks of model based portfolios. With respect to Grant Park Fixed, the Board noted Dearborn will utilize the services of a sub-adviser, Middleton Dickinson Capital Management, LLC, to execute a short to mid-term fixed income strategy designed to generate interest income, preserve capital and meet the Fund’s liquidity requirements. In addition, the Board reviewed Dearborn’s risk management process, observing that Dearborn demonstrated an understanding of the various risks associated with fixed income products. The Board noted Dearborn attempts to mitigate risk by mandating that the sub-adviser primarily invest in liquid short to mid-term investment grade securities that can be priced competitively and manage portfolio duration risk appropriately. With respect to both Grant Park Fixed and Grant Park Absolute, the Board noted Dearborn monitors compliance with the Funds’ investment limitations, ensuring the applicable sub-adviser is operating within the established guidelines of the prospectus, utilizing Dearborn’s risk management, portfolio management and accounting teams to review investment activities by contract and sectors, evaluate margin to equity ratios, diversification and VaR. The Board noted that in December 2012, a FINRA exam of Dearborn identified a weakness with its electronic media storage service, which Dearborn had rectified by February 2013. The Board also acknowledged that in August 2014, the NFA completed an examination of Dearborn and reported no material deficiencies. The Board noted that Dearborn has not reported any other material compliance or litigation issues that would affect its ability to operate effectively. The Board recognized Dearborn’s financial industry longevity and expertise within the alternative investment asset class and its history of sourcing and vetting competent sub-advisers. The Board also recognized that Dearborn will be fully engaged with the sub-advisers’ investment processes, ensuring a focus on capital preservation. The Board concluded that Dearborn should provide a high level of quality service to the Funds and each Fund’s future shareholders.

Performance.

Grant Park Fixed. The Trustees noted that Dearborn will utilize the services of a sub-adviser, Middleton, to execute a short to mid-term fixed income strategy designed to generate interest income, preserve capital and meet the Fund’s liquidity requirements. They reviewed the performance history of a portfolio designed to provide liquidity and yield by investing

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2015

primarily in investment grade securities, and noted that the portfolio outperformed its benchmark over the 1-year and 5-year time periods, and underperformed the benchmark since the portfolio’s inception. After further discussion, and based on the consideration that Dearborn would utilize a sub-adviser to execute the Fund’s strategy, the Trustees concluded that the historical performance of Dearborn is reasonable and reflects and experience level in the asset class useful in the advisory role.

Grant Park Absolute. The Trustees noted that Dearborn will utilize the services of a sub-adviser, Revolution, to execute an actively managed, liquid U.S. and European equity index program based on proprietary quantitative models and algorithms aimed at capturing short-term price trends in those markets by using futures contracts, and considered that Dearborn would not be primarily responsible for executing the strategy. They noted that Dearborn reported that it did not manage any accounts similar to the unique strategy to be used by the sub-adviser, and they agreed that, as a result of the foregoing factors and their current relationship with Dearborn with respect to the Funds, it was appropriate to evaluate the performance history of the sub-adviser for purposes of approving the advisory contract.

Fees and Expenses.

Grant Park Fixed. The Trustees considered the proposed advisory fee of 0.25%, and noted that the proposed contractual advisory fee was lower than the averages of the peer group and Morningstar category. They also noted that the net expense ratio was higher than the average of the peer group and Morningstar category, but well within the range of both comparative groups. They further noted that Dearborn proposed to waive fees to result in a net advisory fee of 0.09%, all of which would be paid to the sub-adviser. After discussion, it was the consensus of the Trustees that the advisory fee was reasonable.

Grant Park Absolute. The Trustees noted the proposed advisory fee of 1.50%, and acknowledged that the fee was above the averages of the peer group and Morningstar category, but within the ranges of both comparative groups. They also noted that the net expense ratio was lower than the averages of the peer group and Morningstar category. They considered Dearborn’s willingness to cap expenses and Dearborn’s assertion that the fee was reasonable given the resources required to execute the strategy and manage risk. After further discussion, it was the consensus of the Trustees that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Funds. They noted that Dearborn had indicated that it was not yet able to determine when economies of scale might be reached. The Trustees concluded that economies were unlikely to be reached during the initial term of the agreements, and that the absence of breakpoints was acceptable at this time, and they agreed that the matter of economies of scale would be revisited as the size of each Fund materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by Dearborn. They noted that because the Funds had not yet commenced operations, the profitability analysis provided was merely an estimate based on projected asset growth over the first 12 months of operations. They considered the sub-advisory fees, and noted Dearborn anticipated realizing a loss with respect to the Funds in the first 12 months of operations. They reasoned that based on the information provided by Dearborn, the estimated profitability was not excessive.

Conclusion. Having requested and received such information from Dearborn as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of Grant Park Fixed Income Fund and Grant Park Absolute Return Fund.

* Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Funds.

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2015

Grant Park Fixed Income Fund*- (Sub-Adviser- Middleton Dickinson Capital Management, LLC)

In connection with the regular meeting held on March 25 & March 26, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Dearborn Capital Management, LLC (“Dearborn”) and Middleton Dickinson Capital Management, LLC (“Middleton”), with respect to Grant Park Fixed Income Fund (the “Grant Park Fixed” or the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Middleton was founded in 2005 and currently has $275 million in assets under management. They also noted that the firm specializes in the creation of customized fixed income and cash management investment portfolios for fund managers, high net worth investors, institutions and family offices. The Board reviewed the background information on the key investment personnel who will be providing sub-advisory services to Grant Park Fixed, taking into account their education and financial industry experience and noting that their careers have primarily encompassed treasury management services, money market products and fixed income trading at futures commissions merchants and investment banks. The Board noted Middleton will execute a short to mid-term fixed income strategy designed to generate interest income, preserve capital and meet the fund’s liquidity requirements by primarily investing in liquid investment grade securities. The Board observed that in creating the portfolio, Middleton’s research and investment committee conducts economic analysis of domestic and international fixed income investments, assesses credit risk, market liquidity and duration risk of those securities, and determines asset allocations and weightings to the various fixed income sectors. The Board reviewed Middleton’s risk management approach, noting it identified liquidity risk, duration risk and credit quality risk along with risk mitigation methods primarily involving investing in liquid investment grade securities that can be priced competitively and limiting durations, demonstrating its focus on capital preservation and portfolio liquidity as mandated by Dearborn. The Board noted that Middleton’s investment team has focused solely on this type of conservative fixed-income management service since its inception and concluded that Middleton has the potential to provide high quality of service to the Fund, Dearborn and future shareholders of the Fund.

Performance. The Board reviewed the historical performance provided by Middleton, noting that the performance was for Middleton’s discretionary fixed-income strategy provided to a limited partnership managed by Dearborn and was similar to the strategy proposed to be used for the Fund. They noted that Middleton’s strategy outperformed the benchmark over the 1-year, 5-year and since inception time periods. After further discussion, the Trustees concluded that Middleton’s performance was reasonable.

Fees and Expenses. The Trustees considered that Middleton will receive an annual fee of 0.09%, and noted that the fee was lower than the average fee charged by Middleton to the other account it manages with a similar strategy. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable and the shareholders will benefit from lower overall expenses as the Fund grows.

Profitability. The Trustees considered the anticipated profits to be realized by Middleton in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that Middleton estimates realizing modest profits during the initial fiscal year. The Trustees concluded that, based on the quality of services anticipated to be provided by Middleton, the anticipated level of profit was not excessive.

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2015

Conclusion. Having requested and received such information from Middleton as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the future shareholders of Grant Park Fixed Income Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2015

Grant Park Absolute Return Fund*- (Sub-Adviser- Revolution Capital Management, LLC)

In connection with the regular meeting held on March 25 & March 26, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Dearborn Capital Management, LLC (“Dearborn”) and Revolution Capital Management, LLC (“Revolution”), with respect to Grant Park Absolute Return Fund ( “Grant Park Absolute” or the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted Revolution was founded in 2004, is registered with the NFA as a commodity trading advisor and commodity pool operator, and provides trading advisory services within the managed futures asset class and is currently managing approximately $515 million through two managed futures programs. The Board reviewed the background information of the key investment personnel who will be providing sub-advisory services to the Fund, taking into consideration their education and financial industry experience. The Trustees noted that such personnel have aerospace engineering and computer science credentials that they have used to develop trading strategy models based on statistical algorithms. The Board reviewed Revolution’s investment process, noting that Revolution will employ an actively managed, model based liquid equity index program using U.S. and European futures contracts aimed at capturing short-term price trends within those markets. The Board observed that because Revolution’s trading systems are quantitative and statistical, Revolution will be responsible for the maintenance and improvement of the trading models, development and implementation of the risk management program and the trade execution architecture. The Board reviewed Revolution’s risk management process and agreed that Revolution demonstrated a solid understanding of macro or market level risks, micro or operational level risks, and model related strategy risk. The Board concluded that Revolution satisfactorily explained how it addresses such risks, noting that the firm has system redundancies in place and reviews model construction periodically, making enhancements to the models based on changes in market behavior. The Board observed that Revolution also uses other risk monitoring means such as setting trading limits internally, at the broker-dealer, and exchange, and monitors margin to equity ratios. The Board noted that Revolution will monitor compliance with the Fund’s investment limitations, under the supervision of Dearborn, using real time technology to review positions and position limits. The Board acknowledged Revolution’s forte is computational science, engineering, and a knowledge of trading systems and risk management, having developed two systematic managed futures trading models and other customized programs that are constructed according to well-defined specifications based on quantitative and statistical data. The Board concluded that Revolution has the potential to provide high quality service to the Fund, Dearborn and the Fund’s future shareholders.

Performance. The Board reviewed the performance data provided by Revolution, noting that the performance was purely hypothetical backtested results, and that Revolution had no actual performance information for the strategy. They noted the performance data showed that the strategy had the potential to outperform the benchmark provided across a range of time periods and deliver value to shareholders. After further discussion, the Trustees concluded that the performance data provided was satisfactory.

Fees and Expenses. The Trustees considered the sub-advisory fee of 0.65%, and noted that the fee was difficult to compare to the management and incentive fees usually charged by Revolution to its other clients, and lower than the overall fee charged to separately managed accounts. After further discussion of the range of Revolution’s duties, and other factors, including Dearborn’s incentive to negotiate a favorable fee arrangement, the Trustees concluded that the proposed sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2015

was the consensus of the Trustees that a lack of breakpoints was acceptable and the shareholders will benefit from lower overall expenses as the Fund grows.

Profitability. The Trustees considered the anticipated profits to be realized by Revolution in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that Revolution estimates realizing very modest profits during the initial fiscal year. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from Revolution as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the future shareholders of Grant Park Absolute.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109

AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/15 – NLFT_v3

Grant Park Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-501-4758.

9/30/15 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-501-4758 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file the complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-501-4758.

INVESTMENT ADVISOR
Dearborn Capital Management, LLC
555 W. Jackson Boulevard, Suite 600
Chicago, IL 60661

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $78,000

2014 - $55,000

(b)	Audit-Related Fees

2015 - None

2014 - None

(c)	Tax Fees

2015 - $25,000

2014 - $15,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - None

2014 - $15,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/8/2015

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 12/8/2015